Exhibit 99.2

Q4 2008 Conference Call Supplementary Slides February 17, 2009

Safe Harbor and Credit Agreement Update Safe Harbor This presentation contains forward-looking statements subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's assumptions regarding business conditions, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to continued compliance with covenants in our credit facility, our ability to negotiate covenant relief and waivers from our lenders under the credit facility, and availability of funds thereunder, future global economic conditions, economic conditions in the industries to which our products are sold, uncertainties regarding asset sales, synergies, potential sale-leaseback arrangements, operating efficiencies and competitive conditions, industry production capacity, raw materials and energy costs, uncertainties relating to Royal Group's business and liabilities and other factors discussed in the Securities and Exchange Commission filings of Georgia Gulf Corporation, including our annual report on Form 10-K for the year ended December 31, 2007. Credit Agreement Update The Company obtained an amendment to its senior credit agreement in September, 2008, altering its financial covenants until June 30, 2009. As of that date, these covenants will tighten, necessitating another amendment.The Company has begun discussions concerning an amendment to its senior credit agreement with the agent bank for such facilities. Also, the Company anticipates obtaining an amendment to and extension of its asset securitization facility, and has held initial discussions in this regard with the lead lender of such facility. The Company believes based on such initial discussions, and the strength of the Company's cash flow, collateral and senior secured debt leverage ratio, that it will be able to procure the necessary amendments to these agreements, although no definitive assurances can be given in this regard. Until these amendments are secured, uncertainty surrounding obtaining them may have adverse consequences on the Company and its operations, including, for example, adverse effects on relationships with its suppliers and customers, and may result in adverse reports by rating agencies, industry analysts and auditors. 1

2 Georgia Gulf supplements its reporting of segment Operating Income (Loss) information determined in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”) by using “Adjusted Operating Income (Loss)” in this earnings release as a measure to evaluate the performance of the Company’s segments. Adjusted Operating Income (Loss) is defined as segment operating income (loss) excluding cash and non cash restructuring charges, gains (losses) on asset sales and non-cash goodwill, intangible and other long-lived asset impairments. The Company believes Adjusted Operating Income (Loss) provides useful information to management and investors in understanding the Company’s financial results and assessing the Company’s prospects for future performance. The Company excludes cash and non cash restructuring charges, gains (losses) on asset sales and non-cash goodwill, intangible other long-lived asset impairments from Operating Income (Loss) to determine Adjusted Operating Income (Loss). Management believes that excluding noncash items from operating results improves management’s and investors’ ability to analyze segment operating trends. Georgia Gulf supplements its reporting of total debt in accordance with GAAP by using “Net Debt” in this earnings release as a measure to evaluate the Company’s liquidity. Net Debt is defined as the current portion of long-term debt, plus long-term debt excluding lease financing obligations, plus the balance of receivables sold under the asset securitization program, less cash and cash equivalents. The Company believes Net Debt provides useful information to management and investors in understanding the Company’s financial results and assessing the Company’s liquidity. The Company subtracts cash and cash equivalents from total debt to arrive at Net Debt because management believes this measure facilitates management’s and investors’ ability to analyze the Company’s ability to generate cash and pay down debt. The Company excludes the lease financing obligations to arrive at Net Debt because this amount is excluded from outstanding debt in the Company’s senior credit facility debt covenant calculations. Georgia Gulf supplements its its reporting with EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization, non-cash restructuring charges, goodwill, intangibles, and other long-lived asset impairments) and EBITDA excluding Fourth Quarter 2008 Restructuring because investors and management commonly use EBITDA to measure the Company's ability to service its indebtedness. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income as a measure of performance or to cash provided by operating activities as a measure of liquidity. In addition, our calculation of EBITDA and EBITDA excluding Fourth Quarter 2008 Restructuring may be different from the calculation used by other companies and, therefore, comparability may be limited. Non GAAP Measures

Fourth Quarter and FY 2008 Highlights 3 4th quarter EBITDA of $24.5 million and 2008 EBITDA of $179.0 million, excluding 4th quarter restructuring charges Inventory holding loss of $24.8 million in Aromatics due to rapidly falling prices 4th quarter includes cash restructuring charges of $13.2 million and non-cash impairment charges of $157.3 million Liquidity increased to $233 million, consisting of $143 million of available revolver plus $90 million of cash Paid down $3 million of long term debt, net debt declined by $83 million

Financial Results – Year Over Year 4 $3,157.3 (83.7) (133.8) (266.0) ($7.43) 2007 $2,916.5 (140.2) (133.2) (257.6) ($7.48) 2008 $776.4 (152.8) (34.4) (227.3) ($6.59) Q4/07 $535.6 (172.7) (35.0) (198.7) ($5.76) Q4/08 Sales Operating Loss Interest Expense, net Net Loss Diluted Net Loss per Share Continuing Operations In millions except for per share data

Reportable Segment Performance 5 ($152.8) ($172.7) $776.4 $535.6 Total ($31.9) ($4.5) $356.4 $271.5 Chlorovinyls 3.5 (27.6) 175.1 102.7 Aromatics (10.7) (6.6) Unallocated Corporate Expenses Operating (Loss) Income Sales In millions (53.6) (12.6) 118.8 80.6 Outdoor Building Products (60.0) (121.5) 126.1 80.8 Window & Door Profiles and Mouldings 2007 2008 Q4/07 Q4/08

Reportable Segment Performance 6 $5.4 ($2.3) $776.4 $535.6 Total $23.5 $49.5 $356.4 $271.5 Chlorovinyls 3.5 (27.6) 175.1 102.7 Aromatics (10.5) (5.5) Unallocated Corporate Expenses Adjusted Operating (Loss) Income Sales In millions (13.5) (8.2) 118.8 80.6 Outdoor Building Products 2.5 (10.5) 126.1 80.8 Window & Door Profiles and Mouldings Q4/07 Q4/08 Q4/07 Q4/08

Reportable Segment EBITDA From Continuing Operations 7 $222.3 $165.8 $42.8 $11.3 EBITDA From Continuing Operations $13.2 $13.2 Q4/08 Cash Restructuring Charges $179.0 (4.6) (29.3) (12.0) 16.3 $195.4 2008 (6.9) 5.2 (9.8) 11.6 $42.7 Q4/07 $179.2 $59.6 Chlorovinyls 52.6 (2.7) Window & Door Profiles and Mouldings $24.5 EBITDA excluding Cash Restructuring Charges 17.4 (26.4) Aromatics (33.5) (10.0) Unallocated Corporate and non-operating expenses, net In millions 6.6 (9.2) Outdoor Building Products 2007 Q4/08 1) Note: See Appendix 1 for a reconciliation of EBITDA from continuing operations to Operating Income (Loss) from continuing operations.

Cash Flow Summary – Year Over Year 8 $48.7 17.3 15.4 (0.6) 80.7 2008 $61.2 14.6 (75.0) 0.4 1.2 Q4/07 $128.2 21.6 (150.9) 0.3 (0.4) $55.8 (16.8) (0.9) (0.8) 37.3 Net cash provided by Operations Net cash (used in) provided by Investing Net cash (used in) provided by Financing Effect of Foreign Exchange Rates Net Change in Cash 2007 Q4/08 Continuing Operations In millions

Net Debt 1) 9 1) Net Debt is defined as the current portion of long-term debt, plus long-term debt excluding lease financing obligations, plus the balance of receivables sold under the asset securitization program, less cash and cash equivalents. millions December 31, 2007 December 31, 2008 Net Debt decreased by $83.5 million Paid down TLB by $74 million Drew $105.8 million on revolver AR Securitization decreased by $36 million Cash increased $80.7 million $1,323.7 $1,407.2 $1,000 $1,200 $1,400 $1,600 $1,800

Reconciliation of Non-GAAP Measures Appendix 1 A-1

Segment EBITDA Reconciliation Q4 2007 and Q4 2008 A-2 Three months ended December 31, 2008 Goodwill Q4'08 Intangible EBITDA Depreciation & Other Long Operating excluding Cash Cash Q4'08 and Lived Asset Non-Cash Income (In Millions) Restructuring Restructuring EBITDA Amortization Impairment Restructuring Other (Loss) Chlorovinyls $67.9 ($8.3) $59.6 ($17.1) ($1.4) ($45.6) $0.0 ($4.5) Window & Door and Mouldings (2.7) 0.0 (2.7) (7.8) (110.6) (0.4) 0.0 (121.5) Outdoor Building Products (5.5) (3.7) (9.2) (2.7) (0.1) (0.6) 0.0 (12.6) Aromatics (26.4) 0.0 (26.4) (1.2) 0.0 0.0 0.0 (27.6) Unallocated Corporate & Non-operating expenses, net (8.8) (1.2) (10.0) (0.3) 0.0 0.2 3.6 (6.5) Total $24.5 ($13.2) $11.3 ($29.1) ($112.1) ($46.4) $3.6 ($172.7) Three months ended December 31, 2007 Goodwill Intangible Depreciation & Other Long Operating Q4'07 and Lived Asset Income (In Millions) EBITDA Amortization Impairment Other (Loss) Chlorovinyls $42.7 ($19.5) ($55.5) $0.4 ($31.9) Window & Door and Mouldings 11.6 (10.4) (61.2) 0.0 (60.0) Outdoor Building Products (9.8) (4.8) (39.0) 0.0 (53.6) Aromatics 5.2 (1.7) 0.0 0.0 3.5 Unallocated Corporate & Non-operating expenses, net (6.9) (1.7) 0.0 (2.2) (10.8) Total $42.8 ($38.1) ($155.7) ($1.8) ($152.8)

Segment EBITDA Reconciliation 2007 and 2008 A-3 Year ended December 31, 2008 Goodwill 2008 Intangible EBITDA Depreciation & Other Long Operating excluding Cash Cash 2008 and Lived Asset Non-Cash Income (In Millions) Restructuring Restructuring EBITDA Amortization Impairment Restructuring Other (Loss) Chlorovinyls $203.7 ($8.3) $195.4 ($73.4) ($16.1) ($45.6) ($0.1) $60.2 Window & Door and Mouldings 16.3 0.0 16.3 (42.8) (110.6) (0.4) 0.0 (137.5) Outdoor Building Products (8.3) (3.7) (12.0) (14.2) (0.1) (0.6) 0.0 (26.9) Aromatics (29.3) 0.0 (29.3) (5.7) 0.0 0.0 0.0 (35.0) Unallocated Corporate & Non-operating expenses, net (3.4) (1.2) (4.6) (5.6) 0.0 0.2 9.1 (0.9) Total $179.0 ($13.2) $165.8 ($141.7) ($126.8) ($46.4) $9.0 ($140.1) Year ended December 31, 2007 Goodwill Intangible Depreciation & Other Long Operating 2007 and Lived Asset Income (In Millions) EBITDA Amortization Impairment Other (Loss) Chlorovinyls $179.2 ($71.9) ($55.5) $0.4 $52.2 Window & Door and Mouldings 52.6 (45.9) (61.2) 0.0 (54.5) Outdoor Building Products 6.6 (18.4) (39.0) 0.0 (50.8) Aromatics 17.4 (7.0) 0.0 0.0 10.4 Unallocated Corporate & Non-operating expenses, net (33.5) (6.4) 0.0 (1.1) (41.0) Total $222.3 ($149.6) ($155.7) ($0.7) ($83.7)

Net Debt Reconciliation A-4 (In Millions) 12/31/08 12/31/07 Total Long-term Debt On Balance Sheet 1,394 1,382 Asset Securitization 111 147 Decrease in Total Long-Term Debt 1,505 $ 1,529 $ Long-term Debt, Excluding Lease Less: Lease Financing Obligations (91) (113) Financing Obligations Total debt, excluding Lease Financing Obligations 1,414 1,416 3 $ Less: Cash and Cash Equivalents (90) (9) Decrease in Net Debt Net Debt 1,324 $ 1,407 $ 83 $ Note: Net Debt = Current portion of long term debt plus long term debt excluding lease financing obligations plus the balance of receivables sold under the asset securitization program, less cash and cash equivalents Georgia Gulf Corporation & Subsidiaries Reconciliation of Total Long-Term Debt to Net Debt

Adjusted Operating Loss Reconciliation Q4 2007 and Q4 2008 A-5 In Thousands Operating Income (Loss) Restructuring Goodwill, intangible and other long-lived asset Impairments (Gain)/loss on sale of assets Adjusted Operating Income (Loss) Segment: Chlorovinyls (4,468) $ 8,277 $ 45,719 $ - $ 49,528 $ Window and door profiles and mouldings (121,472) 11 111,003 - (10,458) Outdoor building products (12,622) 3,687 727 - (8,208) Aromatics (27,606) - - - (27,606) Unallocated corporate (6,568) 1,240 (187) - (5,515) Total (172,736) $ 13,215 $ 157,262 $ - $ (2,259) $ Operating Income (Loss) Restructuring Goodwill, intangible and other long-lived asset Impairments (Gain)/loss on sale of assets Adjusted Operating Income (Loss) Segment: Chlorovinyls (31,939) $ (25) $ 55,487 $ - $ 23,523 $ Window and door profiles and mouldings (60,014) (149) 61,864 762 2,464 Outdoor building products (53,633) 679 39,072 370 (13,512) Aromatics 3,476 - - - 3,476 Unallocated corporate (10,692) - - 171 (10,521) Total (152,802) $ 505 $ 156,423 $ 1,304 $ 5,430 $ Three months ended December 31, 2007 Three months ended December 31, 2008

Adjusted Operating Loss Reconciliation 2007 and 2008 A-6 Operating Income (Loss) Restructuring Goodwill, intangible and other long-lived asset Impairments (Gain)/loss on sale of assets Adjusted Operating Income (Loss) Segment: Chlorovinyls 60,205 $ 10,579 $ 62,535 $ (1,689) $ 131,630 $ Window and door profiles and mouldings (137,415) 1,445 112,883 1,210 (21,877) Outdoor building products (26,917) 8,709 727 2,027 (15,454) Aromatics (34,979) - - - (34,979) Unallocated corporate (1,047) 1,240 (187) (28,830) (28,824) Total (140,153) $ 21,973 $ 175,958 $ (27,282) $ 30,496 $ Operating Income (Loss) Restructuring Goodwill, intangible and other long-lived asset Impairments (Gain)/loss on sale of assets Adjusted Operating Income (Loss) Segment: Chlorovinyls 52,122 $ 306 $ 55,481 $ 37 $ 107,946 $ Window and door profiles and mouldings (54,477) 2,315 61,912 571 10,322 Outdoor building products (50,864) 1,038 41,567 370 (7,889) Aromatics 10,459 - - - 10,459 Unallocated corporate (40,926) - - 325 (40,601) Total (83,686) $ 3,659 $ 158,960 $ 1,304 $ 80,237 $ Year ended December 31, 2008 Year ended December 31, 2007